UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

ELECTRO SCIENTIFIC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon	97229
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 641-4141

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 27, 2007, Electro Scientific Industries, Inc. (the “Company”) and John Metcalf, Senior Vice President and Chief Financial Officer of the Company, entered into a Separation and Release Agreement (the “Agreement”). Pursuant to the Agreement, Mr. Metcalf’s last day of employment with the Company will be September 29, 2007. Mr. Metcalf will receive an amount equal to 26 weeks of his base salary and 4,000 restricted stock units granted in connection with his hire will vest to the extent not already vested on his last day of employment.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Separation and Release Agreement, dated July 27, 2007, between the Company and John Metcalf.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2007

Electro Scientific Industries, Inc.

By:	/s/ Kerry Mustoe
Name:	Kerry Mustoe
Title:	Vice President,
Chief Accounting Officer and Corporate Controller

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